Exhibit 4

Power of Attorney

 The undersigned, Falcon Equity Partners, L.P., hereby appoints Arthur McMahon, III and Christopher A. Kuhnhein, or either of them, as its true and lawful attorney-in-fact to sign on its behalf and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by it pursuant to Section 13(d) of the Securities Exchange Act of 1934 and related to Bancinsurance Corporation.

 IN WITNESS WHEREOF, Falcon Equity Partners, L.P. has caused this Power of Attorney to be executed on its behalf as of the 21st day of April, 2010.

FALCON EQUITY PARTNERS, L.P.

By:	/s/ John S. Sokol
John S. Sokol, Managing General Partner

Power of Attorney

 The undersigned, John S. Sokol, hereby appoints Arthur McMahon, III and Christopher A. Kuhnhein, or either of them, as his true and lawful attorney-in-fact to sign on his behalf and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by him pursuant to Section 13(d) of the Securities Exchange Act of 1934 and related to Bancinsurance Corporation.

 IN WITNESS WHEREOF, John S. Sokol has caused this Power of Attorney to be executed as of the 21st day of April, 2010.

By:	/s/ John S. Sokol
John S. Sokol

Power of Attorney

 The undersigned, Barbara K. Sokol, hereby appoints Arthur McMahon, III and Christopher A. Kuhnhein, or either of them, as her true and lawful attorney-in-fact to sign on her behalf and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by her pursuant to Section 13(d) of the Securities Exchange Act of 1934 and related to Bancinsurance Corporation.

 IN WITNESS WHEREOF, Barbara K. Sokol has caused this Power of Attorney to be executed as of the 21st day of April, 2010.

By:	/s/ Barbara K. Sokol
Barbara K. Sokol

Power of Attorney

 The undersigned, James K. Sokol, hereby appoints Arthur McMahon, III and Christopher A. Kuhnhein, or either of them, as his true and lawful attorney-in-fact to sign on his behalf and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by him pursuant to Section 13(d) of the Securities Exchange Act of 1934 and related to Bancinsurance Corporation.

 IN WITNESS WHEREOF, James K. Sokol has caused this Power of Attorney to be executed as of the 21st day of April, 2010.

By:	/s/ James K. Sokol
James K. Sokol

Power of Attorney

 The undersigned, Carla A. Sokol, hereby appoints Arthur McMahon, III and Christopher A. Kuhnhein, or either of them, as her true and lawful attorney-in-fact to sign on her behalf and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by her pursuant to Section 13(d) of the Securities Exchange Act of 1934 and related to Bancinsurance Corporation.

 IN WITNESS WHEREOF, Carla A. Sokol has caused this Power of Attorney to be executed as of the 21st day of April, 2010.

By:	/s/ Carla A. Sokol
Carla A. Sokol

Power of Attorney

 The undersigned, Daniel J. Clark, hereby appoints Arthur McMahon, III and Christopher A. Kuhnhein, or either of them, as his true and lawful attorney-in-fact to sign on his behalf and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by him pursuant to Section 13(d) of the Securities Exchange Act of 1934 and related to Bancinsurance Corporation.

 IN WITNESS WHEREOF, Daniel J. Clark has caused this Power of Attorney to be executed as of the 21st day of April, 2010.

By:	/s/ Daniel J. Clark
Daniel J. Clark

Power of Attorney

 The undersigned, Joseph E. LoConti, hereby appoints Arthur McMahon, III and Christopher A. Kuhnhein, or either of them, as his true and lawful attorney-in-fact to sign on his behalf and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by him pursuant to Section 13(d) of the Securities Exchange Act of 1934 and related to Bancinsurance Corporation.

 IN WITNESS WHEREOF, Joseph E. LoConti has caused this Power of Attorney to be executed as of the 21st day of April, 2010.

By:	/s/ Joseph E. LoConti
Joseph E. LoConti

Power of Attorney

 The undersigned, Edward Feighan, hereby appoints Arthur McMahon, III and Christopher A. Kuhnhein, or either of them, as his true and lawful attorney-in-fact to sign on his behalf and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by him pursuant to Section 13(d) of the Securities Exchange Act of 1934 and related to Bancinsurance Corporation.

 IN WITNESS WHEREOF, Edward Feighan has caused this Power of Attorney to be executed as of the 21st day of April, 2010.

By:	/s/ Edward Feighan
Edward Feighan

Power of Attorney

 The undersigned, Charles Hamm, hereby appoints Arthur McMahon, III and Christopher A. Kuhnhein, or either of them, as his true and lawful attorney-in-fact to sign on his behalf and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by him pursuant to Section 13(d) of the Securities Exchange Act of 1934 and related to Bancinsurance Corporation.

 IN WITNESS WHEREOF, Charles Hamm has caused this Power of Attorney to be executed as of the 21st day of April, 2010.

By:	/s/ Charles Hamm
Charles Hamm

Power of Attorney

 The undersigned, Matthew D. Walter, hereby appoints Arthur McMahon, III and Christopher A. Kuhnhein, or either of them, as his true and lawful attorney-in-fact to sign on his behalf and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by him pursuant to Section 13(d) of the Securities Exchange Act of 1934 and related to Bancinsurance Corporation.

 IN WITNESS WHEREOF, Matthew D. Walter has caused this Power of Attorney to be executed as of the 21st day of April, 2010.

By:	/s/ Matthew D. Walter
Matthew D. Walter